77Q1(e)


Management Agreement with American Century
Investment Management, Inc., effective as of March
29, 2016 (filed electronically as Exhibit d5 to Post-
Effective Amendment No. 68 to the Registration
Statement of the Registrant on March 28, 2016, File
No. 33-39242, and incorporated herein by reference).